**CONFIDENTIAL TREATMENT REQUESTED            Exhibit 10.3

Arch
March 17, 1999                                  Paging Products Sales Agreement


                         PAGING PRODUCTS SALES AGREEMENT


     THIS AGREEMENT ("Agreement") is entered into on March 17, 1999, by and between Motorola, Inc., a Delaware corporation, acting through its Paging Products Group, with an address at 1500 Gateway Blvd, Boynton Beach, Florida 33426-8292 ("Motorola") and ARCH COMMUNICATIONS GROUP a Delaware corporation, with an address at 1800 West Park Drive, Suite 250, Westborough, MA 01581 ("Buyer").

PRODUCTS AND PRICES

     Because of the prices set forth in competitive offers received by Buyer, Motorola agrees to sell to Buyer the paging products listed on Attachment "A" ("Pagers") at the prices stated therein. These prices apply to Pagers ordered on common carrier frequencies for which Buyer (or its subsidiary companies) are the licensee or bona fide sales agent of the licensee. All prices include a primary cell battery unless otherwise noted.

PRICE CHANGES AND SPECIAL PROMOTIONS

     The prices stated in Attachment "A" are firm for the Term of this Agreement. In the event Motorola lowers the standard common carrier price of any product set forth in Attachment "A" during the Term of this Agreement, no price adjustment shall be made in the Attachment "A" prices unless the new standard common carrier price is lower than the Attachment "A" price for the same product stated in this Agreement. In which case, all such products remaining to be shipped under this Agreement shall be shipped at the new, lower standard common carrier price. If, during the Term of this Agreement, Motorola offers a special promotional price on any product in Attachment "A", Buyer may select the lower of the special promotional price or the price in this Agreement.

QUANTITY

     Motorola agrees to sell and Buyer agrees to purchase and accept delivery on a minimum of ** Pagers within one year from date of this Agreement (**). All products are quoted for sale subject to availability.

ORDERS

     All orders placed during the Term of this Agreement are subject to the terms and conditions set forth in Attachment "B" ("Standard Terms and Conditions"). If any conflict arises between the Standard Terms and Conditions and any other terms and conditions involved in the sale or Buyer's Purchase Orders, the attached Standard Terms and Conditions shall prevail.

NON-DISCLOSURE

     Both Buyer and Motorola recognize the confidentiality of the pricing information set forth in this Agreement and agree to not disclose same to third parties during the Term of this Agreement, unless required by judicial or administrative order. In the event of any potential merger or stock sale transactions, Buyer will protect this confidentiality by obtaining written Non-Disclosure Agreements from the parties.

DELIVERY SCHEDULE

     Prices  quoted are for Pagers whose  delivery is requested at or beyond the
current  gaiting   schedule,   following   receipt  and  acceptance  of  Buyer's
processable order at Motorola's Boynton Beach, Florida headquarters.


BUSINESS METHODS IMPROVEMENT INCENTIVE

     The prices in this Agreement are based in part on efforts to implement an improved system of order forecasting and order management. The goal of this program is to improve overall efficiency with longer-range visibility of Pager requirements and to reduce the number of orders which are changed within 30 days of scheduled ship date. Buyer shall provide Motorola a rolling six (6) month forecast of projected Pager purchases on a monthly basis and shall issue firm orders for three (3) month periods for product not to be fulfilled by the Motorola Distribution Fulfillment Center (DFC). Accuracy of the rolling forecast must be within 20% of actual orders placed to assure assignment of ship dates to match the current gaiting schedule.



CHANGE ORDERS

     Change orders will not be accepted by Motorola if requested within twenty-one (21) days of the acknowledged shipment date. Customer agrees to accept any Pagers shipped by Motorola where a change order was rejected by Motorola because said change order was submitted within twenty-one (21) days of the acknowledged shipment date.




ENTIRE AGREEMENT

     This Agreement constitutes the entire and final expression of the agreement between the parties pertaining to the subject matter hereof and supersedes all prior related communications or agreements, oral, written or electronically communicated, between the parties. The Attachments listed below are hereby incorporated herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

ARCH COMMUNICATION GROUP                 MOTOROLA, INC.

By: _________________________            By: ___________________


Title: ________________________          Title: V Pres. & Dir. Of Distribution
                                                ------------------------------




Attachments:
A- Paging Products Pricing
B- Standard Terms and Conditions
ARCH Contract Alpha MDF Bonus (3/5/99)

                       **CONFIDENTIAL TREATMENT REQUESTED



                                  ATTACHMENT A
                             PAGING PRODUCTS PRICING


Based on a minimum quantity of ** pagers, the following prices are offered on the basic models indicated, exclusive of available options:

---------------------- -------------------------------- ------- -------- -------
                                DESCRIPTION               LOW /   UHF
PRODUCT                          FEATURES                 HIGH    BAND   900 MHz
-------                                                   BAND
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Pronto                 Numeric Display w/vibe             **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Pronto FLX             Numeric Display w/vibe             **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Bravo LX(TM)            Numeric Display w/vibe            **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Bravo FLX(TM)          Numeric Display w/vibe             **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Express Luna(TM)       Numeric Display                    **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
LS 350                 Numeric Display FLX(TM)& Pocsag    **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
LS 550                 Numeric Display FLX(TM)            **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
LS 750                 Numeric Display FLX(TM)& Pocsag    **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
BR 850                 Numeric Display FLX(TM)            **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Wordline(TM)  **       POCSAG                             **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Wordline FLX(TM) **    FLX Word Message                   **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Jazz(TM)               Flex Word Message Display          **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Advisor Gold(TM)       Alpha Display w/vibe               **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Advisor Elite(TM)      FLX Alpha Display w/vibe           **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
CP 1250                Word Message Pager Flex            **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
PF 1500                Word Messaging Reflex 50 & 25      **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Pagewriter 2000        Two Way Reflex 50 (Deluxe)         **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Packaging              Standard or Retail Boxes           **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
QuickWord(TM)          Message Entry Device               **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
WordTrek(TM)           Message Entry Device               **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
WordTrek Plus(TM)      Message Entry Device               **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Keynote  (5/6 Tone)                                       **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Keynote (2-Tone)                                          **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------
Keynote Voice Storage                                     **       **       **
---------------------- -------------------------------- ------- -------- -------
---------------------- -------------------------------- ------- -------- -------

---------------------- -------------------------------- ------- -------- -------

* Monet Mystique Housing is available for an additional charge of $ ** each.

                                  ATTACHMENT B
                          STANDARD TERMS AND CONDITIONS

TERM. This Agreement shall become effective upon execution by both parties on the date stated herein and shall continue in effect for a term of one year, and will automatically renew for successive one year terms subject to 30 days written notice by either party.

PAYMENT. Buyer shall make net payment to Motorola at Motorola's offices at 1500 Gateway Boulevard, Boynton Beach, Florida 33426-8292, or at such other place as Motorola may designate in writing. Payment shall be made within 30 days after the date of invoice for each product, accessory, or other charge. Any invoiced amount which is not paid within the terms and conditions of this Agreement will be considered delinquent. Based on acceptable credit and collection practices, Motorola is entitled to past due interest or a late-payment charge on the delinquent balance outstanding not to exceed 1.5% per month on the outstanding balance. In addition, Motorola may revise Buyers credits status based on Buyers payment history. Any past due interest or late-payment charge will become due and payable immediately at our discretion. Buyer also agrees to reimburse Motorola for all legal fees and expenses incurred in collecting any amounts due hereunder.

PACKING AND DELIVERY; RESTOCKING. All delivered goods shall be packed and shipped in accordance with Buyer's instructions or in accordance with Motorola's standards. All articles shall be sold and delivered FOB Motorola's shipping facility(ies) unless otherwise expressly agreed to in writing. All stipulated delivery or shipment dates are estimated only. Motorola reserves the right to make deliveries in installments and the contract shall be severable as to any such installments. Delay in delivery or other default of any installment shall not relieve the Buyer of its obligation to accept and pay for remaining deliveries. Claims for shipment shortage or delay in delivery shall be deemed waived unless presented to Motorola in writing within 30 days after delivery of each shipment. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCREASED MANUFACTURING COSTS, LOSS OF PROFITS OR GOOD WILL, OR ANY OTHER SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES. All returned goods are subject to a restocking fee equal to twenty percent (20%) of the value of the returned goods. No goods may be returned to Motorola after ninety (90) days from shipment.

RESPONSIBILITY AND TITLE; SECURITY INTEREST. Title and risk of loss or damage to articles sold shall pass to the Buyer when the articles are delivered to the FOB point referred to above or to the specified FOB point. Buyer shall bear all costs of their purchase hereunder after delivery to the FOB point including, but not limited to, insurance, consular fees, taxes, ocean, air and/or inland freight, shipping or handling charges and the like. Any loss or damage after delivery to carrier will not relieve Buyer of its payment obligations to Motorola. Motorola shall retain and Buyer hereby grants Motorola a security interest and right of possession in articles sold until Buyer makes full payment. Buyer agrees to cooperate in whatever manner necessary to assist Motorola in perfection of said security interest upon request.

TAXES. Federal, State and/or Local excise, sales and use taxes or similar taxes are not included in the prices in Attachment A and B. They will be invoiced at prevailing rates unless a current Tax Exemption Certificate for the shipping destination state has been submitted by Buyer and is on file with Motorola. If any such excluded tax is determined to be applicable to this transaction or Motorola is required to pay or bear the burden thereof, the prices set forth herein shall be increased by the amount of such tax and any interest or penalty thereon, and Buyer shall pay to Motorola the full amount of any such increase no later than 30 days after receipt of an invoice therefore.

PATENT AND COPYRIGHT INDEMNIFICATION. Motorola agrees to defend, at its expense, any suits against Buyer based upon a claim that any Motorola manufactured products furnished hereunder directly infringe a U.S. patent or copyright and to pay costs and damages finally awarded in any such suit, provided that Motorola is notified promptly in writing of the suit and at Motorola's request and at its expense is given control of said suit and all requested assistance for defense of same. If the use or sale of any such product(s) furnished hereunder is enjoined as a result of such suit, Motorola, at its option and at no expense to Buyer, shall obtain for Buyer the right to use or sell such product(s) or shall substitute an equivalent product reasonably acceptable to Buyer and extend this indemnity thereto or shall accept the return of such product(s) and reimburse Buyer the purchase price therefore, less a reasonable charge for reasonable wear and tear. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the combination of any such product(s) furnished hereunder and other elements nor does it extend to any such product(s) of Buyer's design or formula. The foregoing states the entire liability of Motorola for patent or copyright infringement. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS OR COPYRIGHTS.

COPYRIGHTS AND MASK WORKS. Motorola mask works and other works of authorship may be used in and redistributed only with the Products associated with same. No other use, including without limitation reproduction, modification or disassembly of such Motorola mask works or other works of authorship is permitted.

REVERSE ENGINEERING. Buyer acknowledges Motorola's claim that the Motorola products furnished hereunder contain valuable trade secrets of Motorola and therefore agrees that it will not translate, reverse engineer, decompile, disassemble or make any other unauthorized use of such Motorola Equipment. Since unauthorized use of such Motorola products will cause irreparable harm to Motorola, Buyer agrees that Motorola, in addition to any other remedies it may have, shall be entitled to equitable relief to protect such trade secrets, including without limitation temporary and permanent injunctive relief without proof of damages.

LOGOS AND TRADEMARKS. 1) The products shipped under the terms and conditions of this Agreement will carry Motorola's logo or such other logo as expressly agreed to by Motorola. 2) In order that Motorola may protect and preserve its trademarks, trade names, corporate slogans, corporate logo, goodwill and product designations, Buyer, without the express written consent of Motorola, shall have no right to use any such marks, names, slogans or designations of Motorola in the sale, lease or advertising of any products or on any product, product container, component part, business forms, sales, advertising and promotional materials or other business supplies or materials, whether in writing, orally or otherwise.

GOVERNMENT SALES. In the event Buyer elects to sell Motorola products or services to any U.S. federal, state or local, or any foreign government agency, or to a prime contractor or subcontractor selling to such entity, Buyer shall do so at their own option and risk and agrees not to obligate Motorola as a subcontractor or otherwise to such Buyer except as indicated in the paragraph below. Buyer remains solely and exclusively responsible for compliance with all statutes, regulations and clauses governing sales to any U.S. federal, state or local, or any foreign government agency, or to a prime contractor or subcontractor selling to such entity, except as indicated in the paragraph below. Motorola makes no representations, certifications, or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes, regulations and clauses.


Motorola represents that it generally complies with the following FAR clauses:

         FAR Clause Title

       52.221-21  Certification of Nonsegregated Facilities
       52.222-22  Previous Contracts and Compliance Reports
       52.222-25  Affirmative Action Compliance
       52.222-26  Equal Opportunity
       52.222-35  Affirmative  Action  for  Special  Disabled  and  Vietnam  Era
                  Veterans
       52.222-36  Affirmative Action for Handicapped  Workers
       52.222-37  Employment  Reports on Special  Disabled  Veterans  And
                  Veterans  of the Vietnam Era
       52.223-2   Clean Air and Water


LICENSE DISCLAIMER. Except for the right to use the Motorola products for the purposes provided herein which arises by operation of law and except as expressly provided herein, nothing contained in this Agreement shall be deemed to grant to Buyer either directly or by implication, estoppel or otherwise, any license or right under any patents, copyrights, trademarks or trade secrets of Motorola or any third party.

INDEPENDENT  CONTRACTORS.   The  parties  agree  that  each  is  an  independent
contractor, that neither is an agent of the other party, and that neither party can bind the other to third parties.

NOTICES. Each party shall serve notices on the other party at the address set forth in this Agreement and must serve same via certified mail, facsimile or courier.

EXCUSABLE DELAY. In addition to other limitations on liability set forth in this Agreement, Motorola shall not be liable for any delay or failure to perform due to any cause beyond its reasonable control. Causes include, but are not limited to, strikes, acts of God, acts of the Buyer, interruptions of transportation or inability to obtain necessary materials or facilities, default of any supplier, or delays in FCC frequency authorization or license grant. In the event Motorola is unable to wholly or partially perform because of any cause beyond its reasonable control, Motorola may terminate the Agreement without any liability to Buyer.

FCC AND OTHER GOVERNMENT MATTERS. Buyer is solely responsible for obtaining any licenses from, and complying with any rules and regulations required by, the Federal Communications Commission ("FCC") or any other Federal, State or Local governmental agency.

COMMUNICATIONS SERVICES. Buyer agrees that communications services are not provided under the Agreement. MOTOROLA DISCLAIMS LIABILITY FOR RANGE, COVERAGE, AVAILABILITY OR OPERATION OF ANY SYSTEM.

LIMITATION OF LIABILITY. EXCEPT FOR PERSONAL INJURY AND EXCEPT AS PROVIDED FOR IN THE SECTION "PATENT AND COPYRIGHT INDEMNIFICATION", MOTOROLA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. BUYER'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE OR REPAIR OR REPLACE PRODUCTS THAT ARE NOT AS WARRANTED. IN NO EVENT WILL MOTOROLA BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, LOSS OF DATA, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCT(S), FACILITIES OR SERVICES, DOWNTIME COST OR ANY CLAIM AGAINST BUYER BY ANY OTHER PARTY, WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE.

INSURANCE. It is further understood that Motorola is not an insurer and that Buyer shall obtain all insurance, if any, that is desired and that Motorola does not represent or warrant that Motorola products will avert or prevent occurrences, or the consequences therefrom, which are monitored, detected or controlled with the use of the products.

TIME TO SUE. Except for money due upon an open account, no action shall be brought for any breach of this Agreement more than two (2) years after the accrual of such cause of action except where a shorter limitation period is provided by applicable law. Except as otherwise already disclosed in writing to Motorola, Buyer is not presently aware of any facts that could give rise to a claim against Motorola for breach of contract, warranty, or otherwise.

NO REPRESENTATIONS. The issuance of information, advice, approvals, instructions or cost projections by Motorola's sales personnel or other representatives shall be deemed expressions of personal opinion only and shall not affect Motorola's and Buyer's rights and obligations hereunder, unless the same is in writing and signed by an officer of Motorola with the explicit statement that it constitutes an amendment to this Agreement.

WARRANTIES. Paging products are sold subject to Motorola's written Limited Warranty (a copy of which has been provided to Buyer and will accompany the shipment of products). THIS WARRANTY IS GIVEN IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. UPON ACCEPTANCE OF A SHIPMENT, BUYER SHALL BE DEEMED TO ACKNOWLEDGE RECEIPT OF SUCH WARRANTY.

GENERAL. (A) Buyer acknowledges that it has read and understands the terms and conditions of this Agreement and agrees to be bound by them. (B) No modification of or additions to this Agreement shall be binding upon Motorola unless such modification is in writing and signed by an officer of Motorola. (C) If any term or provision of this Agreement shall to any extent be held invalid, void or unenforceable, by a court or other tribunal, then that term or provision shall be inoperative and void insofar as it is in conflict with law, but the remaining terms and provisions shall nevertheless continue in full force and effect. (D) The failure of Motorola to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any right herein, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant or condition or the future exercise of such right, but the obligation of the Buyer with respect to such future performance shall continue in full force and effect. (E) THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

ALTERNATIVE DISPUTE RESOLUTION. Motorola and Buyer will attempt to settle any claim or controversy arising out of this Agreement, except for actions by Motorola to collect payment from Buyer, through consultation and negotiation in a spirit of mutual cooperation. If those attempts fail, then the dispute will be mediated by a mutually-acceptable mediator to be chosen by Motorola and Buyer within 45 days after written notice demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and Motorola and Buyer will share the costs of the mediation equally. Motorola and Buyer, however, may postpone mediation by mutual agreement, until some specified but limited discovery has been completed regarding the dispute. The parties may also agree to replace mediation with some other form of alternative dispute resolution (ADR), such as neutral fact-finding or a minitrial.

Any dispute which cannot be resolved through negotiation, mediation or other form of ADR within six months of the date of the initial demand for it may be submitted to the state and federal courts within Illinois for resolution, and Motorola and Buyer hereby consent to the jurisdiction of state and federal courts sitting in Illinois. The use of any ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to adversely affect the rights of either party. Nothing in this section will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful, or (b) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others. Motorola and Buyer knowingly, voluntarily and intentionally waive the right each may have to a jury with respect to any such judicial proceedings.

                       **CONFIDENTIAL TREATMENT REQUESTED


                          ARCH Contract Alpha MDF Bonus


PRODUCT                             PRICING                   MDF BONUS
Pagewriter 2000X (Deluxe)             **                         **
PF 1500                               **                         **
CP 1250                               **                         **
Advisor Gold                          **                         **
Advisor Elites                        **                         **
Jazz                                  **                         **
Wordline                              **                         **


Note: * Arch will receive the additional $** per pager when Arch reaches 1998 total of **. This would be an extra $** in MDF money. A Grand total of $ ** for ** products.

Steve Daigneault 3/5/99
Motorola NAPSD